REPAY Q419/ FY19 Earnings Supplement March 2020 HIGHLY CONFIDENTIAL – DO NOT DISTRIBUTE Exhibit 99.2

On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation (a) that relates to any periods ended prior to the Closing Date reflect that of Hawk Parent prior to the Business Combination, (b) that relates to any period ended December 31, 2019 reflect the combination of (i) Hawk Parent for the periods from January 1, 2019 through July 10, 2019 and (ii) REPAY for the period from the Closing Date through December 31, 2019. Such combination reflects a simple arithmetic addition of the relevant periods. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements our industry and market sizes, future opportunities for us and our estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in prior reports filed with the SEC, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to integrate and realize the benefits of the acquisition of TriSource Solutions, L.L.C. and any difficulties associated with operating in the back-end processing markets in which REPAY does not have any experience; a delay or failure to integrate and realize the benefits of the acquisition of APS Payments and any difficulties associated with marketing products and services in the B2B vertical market in which REPAY does not have any experience; a delay or failure to integrate and realize the benefits of the acquisition of Ventanex and any difficulties associated with marketing products and services in the mortgage or B2B healthcare vertical market in which REPAY does not have any experience; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the recent COVID-19 coronavirus outbreak (which are highly uncertain and cannot be reasonably estimated or predicted at this time); changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Use of Projections This Presentation contains financial forecasts with respect to, among other things, REPAY’s total revenue, gross profit, annual card payment volume, Adjusted EBITDA and certain ratios and other metrics derived therefrom for the fiscal year 2020. These unaudited financial projections have been provided by REPAY’s management, and REPAY’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by the Company that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. In particular, REPAY has commissioned independent research reports from Stax Inc. (“Stax”) and Ernst &Young LLP (“EY” or “EY Parthenon”) for market and industry information to be used by REPAY. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, such as Stax and EY, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.  Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, transaction expenses, share-based compensation expense, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. REPAY believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA and Adjusted Net Income are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted Net Income alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. This Presentation includes forecasted 2020 Adjusted EBITDA. This Presentation does not provide a reconciliation of this forward-looking, non-GAAP financial measure to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.  No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.   Disclaimer

Section 1: Financial Update

Financial Highlights Q4 2019 FY 2019 Gross Profit(2) $24.3MM (+ 67%) $78.7MM (+43%) Total Revenue(1) $49.3MM (+45%) $165.8MM (+28%) Card Payment Volume $3.4Bn (+72%) $10.7Bn (+44%) Adj. EBITDA $14.7MM (+ 52%) $48.4MM (+32%) (Represents Y-o-Y Growth) Excludes impact from adoption of ASC 606 for comparability to 2018 results Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606

Financial Update – Q4 2019 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 68% 71% % Margin (2) 45% 43% % Margin (2) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 As a % of Processing and Services Fees, unadjusted for the impact of the adoption of ASC 606 72% 67% 52%

Financial Update – FY 2019 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 67% 73% % Margin (2) 45% 45% % Margin (2) 44% 43% 32% Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 As a % of Processing and Services Fees, unadjusted for the impact of the adoption of ASC 606

ASC 606 Impact Adoption of ASC 606 resulted in a decrease to revenue and cost of sales, but no impact to gross profit(1); this adoption does result in an increase to gross profit margins(2) Gross Profit under ASC 605 is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services, and under ASC 606 is defined as Total Revenue less Other Cost of Services As a % of Processing and Services Fees

Section 2: Strategy & Outlook

Executing on Growth Plan

REPAY

CONTINUE TO ADDRESS LARGE, UNDERSERVED LOAN REPAYMENT VERTICALS, SPECIFICALLY AUTO, AND INCREASE DEBIT PENETRATION WITH EXISTING CUSTOMERS

ADDING NEW CUSTOMERS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS

INCREASED SOFTWARE PARTNER RELATIONSHIPS, ENDING 2019 WITH 70

ESTABLISHED A PLATFORM IN CANADA TO ADDRESS LOAN REPAYMENTS AS THE COMPANY HAS SUCCESSFULLY DONE IN THE US

NOW PENETRATING CREDIT UNIONS WITH JACK HENRY SYMITAR PARTNERSHIP

EXPANDED TAM TO $2.3 TRILLION[(1)] THROUGH STRATEGIC M&A FOCUSED ON B2B MERCHANT ACQUIRING, MORTGAGE SERVICING, AND B2B HEALTHCARE

1) Source: Stax – REPAY Market Sizing Report (January 2018), EY Parthenon – ERP Market Report (September 2019), and EY Parthenon – Ventanex Market Report (February 2020). Firm prepared surveys, secondary research, and analysis. B2B TAM represents payment volumes from ERP platforms with which APS is currently integrated. Healthcare and mortgage TAM represents payment volumes for segments of healthcare and mortgage servicer clients with non-standard payments with need for Ventanex solutions.

REPAY Realtime Electronic Payments
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Multiple Levers to Continue to Drive Growth Repay’s Leading Platform & Attractive Market Opportunity Position It To Build On Its Record Of Robust Growth & Profitability Expand Usage and Increase Adoption Acquire New Merchants in Existing Verticals Operational Efficiencies Future Market Expansion Opportunities Strategic M&A EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS Majority of growth derived from further penetration of existing client base

FY 2020 Outlook Note: Revenue information for the full year 2020 outlook is presented in accordance with Accounting Standards Codification (“ASC”) 606. In addition, REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2020 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. Card Payment Volume $15.5 – $16.0 billion Total Revenue $155 – $165 million Gross Profit $115 – $120 million Adjusted EBITDA $66 – $70 million FY 2020

FY 2020 Gross Profit Outlook Bridge

REPAY

REPAY's 2020 Gross Profit Outlook Represents ~50% Total Growth & ~20% Organic Growth



($MM)
$79
$15
Organic Growth (+~20%)
$24
Growth from Acquired Entities (+~30%) (1)
$118 (2)
2019A
2020E

1) Includes full year contributions for TriSource and APS, and ~10.5 months for Ventanex post-acquisition in early February 2020
2) $118MM represents midpoint of FY 2020 gross profit guidance

REPAY
Realtime Electronic Payments

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Section 3: Appendix

Q4 2019 Financial Update Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 See “Adjusted EBITDA Reconciliation” on slide 17 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 18 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

FY 2019 Financial Update Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 See “Adjusted EBITDA Reconciliation” on slide 17 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 18 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

Income Statement – Historical Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 See “Adjusted EBITDA Reconciliation” on slide 17 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 18 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

Adjusted EBITDA Reconciliation – Historical

REPAY

Adjusted EBITDA Reconciliation

($MM)	2017A	2018A	2019A	Q4 2019	Q4 2018
Net Income (Loss)	**$9.4**	**$10.5**	**($39.9)**	**($7.5)**	**$2.1**
Interest Expense	5.7	6.1	9.1	3.2	1.6
Depreciation and Amortization	7.5	10.4	14.6	4.9	2.8
Income Tax Expense (Benefit)(1)	-	-	(5.0)	(2.3)	-
EBITDA(1)	**$22.6**	**$27.0**	**($21.2)**	**($1.7)**	**$6.6**
Loss on Extinguishment of Debt(2)	1.2	0.0	1.4	0.1	(0.0)
Non-cash Change in FV Contingent Consideration(3)	(2.1)	(1.1)	-	-	(0.1)
Non-cash Change in FV of Tax Receivable Liability(4)	-	-	1.6	1.2	-
Share-based Compensation Expense(5)	0.6	0.8	22.9	12.3	0.2
Transaction Expenses(6)	1.4	4.8	40.1	2.6	2.6
Management Fees(7)	0.4	0.4	0.2	-	0.1
Legacy Commission Related Charges(8)	0.8	4.2	2.6	0.1	-
Employee Recruiting Costs(9)	0.3	0.3	0.1	0.0	0.1
Loss on Disposition of Property and Equipment	0.0	0.0	-	-	0.0
Other Taxes(10)	0.1	0.2	0.2	(0.0)	0.0
Strategic Initiative Costs(11)	0.2	0.3	0.4	0.1	0.2
Other Non-recurring Charges(12)	(0.0)	(0.0)	0.2	0.1	0.0
Adjusted EBITDA	**$25.4**	**$36.8**	**$48.4**	**$14.7**	**$9.7**

1) Prior to the Business Combination REPAY was not a taxable entity so there are no taxes to add back in calculating EBITDA for these periods.
2) Reflects write-offs of debt issuance costs relating to REPAY's term loans and prepayment penalties relating to its previous debt facilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination.
6) Primarily consists of the professional service fees and other costs in connection with (1) the Business Combination, and the acquisitions of TriSource and APS in the period ended December 31, 2019, (2) the Business Combination and a potential acquisition by Repay that was abandoned during the year ended December 31, 2018, (3) financing transactions and the acquisitions of (i) PaidSuite, Inc. and PaidMD, LLC and (ii) Paymaxx Pro, LLC during the year ended December 31, 2017.
7) Reflects management fees paid to Corsair Investments LP which have been terminated.
8) Represents payments made to certain employees in connection with transition from REPAY's legacy commission structure to its current commission structure.
9) Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel.
10) Reflects franchise taxes and other non-income based taxes.
11) Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements, one-time payment to vendor for additional merchant data, one-time payment relating to special projects for new market expansion and legal expanses relating to review of potential compliance matters.
12) Represents other non-recurring items that REPAY's management believes are not representative of its ongoing operations, including litigation-related adjustments.

REPAY Realtime Electronic Payments

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Adjusted Net Income Reconciliation – Historical

REPAY

Adjusted Net Income Reconciliation

($MM)	2017A	2018A	2019A	Q4 2019	Q4 2018
Net Income (Loss)	**$9.4**	**$10.5**	**($39.9)**	**($7.5)**	**$2.1**
Amortization of Acquisition-Related Intangibles(1)	6.6	7.9	9.9	3.4	2.0
Other Adjustments					
Loss on Extinguishment of Debt(2)	1.2	0.0	1.4	0.1	(0.0)
Non-cash Change in FV Contingent Consideration(3)	(2.1)	(1.1)	-	-	(0.1)
Non-cash Change in FV of Tax Receivable Liability(4)	-	-	1.6	1.2	-
Share-based Compensation Expense(5)	0.6	0.8	22.9	12.3	0.2
Transaction Expenses(6)	1.4	4.8	40.1	2.6	2.6
Management Fees(7)	0.4	0.4	0.2	-	0.1
Legacy Commission Related Charges(8)	0.8	4.2	2.6	0.1	-
Employee Recruiting Costs(9)	0.3	0.3	0.1	0.0	0.1
Loss on Disposition of Property and Equipment	0.0	0.0	-	-	0.0
Strategic Initiative Costs(10)	0.2	0.3	0.4	0.1	0.2
Other Non-recurring Charges(11)	(0.0)	(0.0)	0.2	0.1	0.0
Adjusted Net Income	**$18.8**	**$28.0**	**$39.5**	**$12.3**	**$7.2**

1) Reflects amortization of intangibles acquired as part of (1) the 2016 recapitalization transaction by Corsair Capital, which occurred during the year ended December 31, 2016, and (2) the acquisitions of Paymaxx Pro, LLC and PaidSuite, LLC during the year ended December 31, 2017, and (3) the Business Combination and the acquisitions of TriSource and APS during the year ended December 31, 2019. See slide 19 for additional detail on depreciation and amortization.
2) Reflects write-offs of debt issuance costs relating to REPAY's term loans and prepayment penalties relating to its previous debt facilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination.
6) Primarily consists of the professional service fees and other costs in connection with (1) the Business Combination and the acquisitions of TriSource and APS in the year ended December 31, 2019, (2) the Business Combination and a potential acquisition by Repay that was abandoned during the year ended December 31, 2018, (3) financing transactions and the acquisitions of (i) PaidSuite, Inc. and PaidMD, LLC and (ii) Paymaxx Pro, LLC during the year ended December 31, 2017.
7) Reflects management fees paid to Corsair Investments LP which have been terminated.
8) Represents payments made to certain employees in connection with transition from REPAY's legacy commission structure to its current commission structure.
9) Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel.
10) Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements, one-time payment to vendor for additional merchant data, one-time payment relating to special projects for new market expansion and legal expenses relating to review of potential compliance matters.
11) Represents other non-recurring items that REPAY's management believes are not representative of its ongoing operations, including litigation-related adjustments.

REPAY Realtime Electronic Payments
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Depreciation and Amortization Detail – Historical Note: Adjusted Net Income excludes amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 18). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles Depreciation and Amortization

Share Count Shares refer to Class A common stock on an as-converted basis; current as of March 1, 2020 This presentation is not a complete summary of all relevant terms and conditions related to the shares or the warrants, including with respect to the issuance of earn-outs, vesting, or other key terms. For more information, see the final prospectus and definitive proxy statement, filed with the SEC on June 24, 2019 by Thunder Bridge, and the Current Report on Form 8-K, filed with the SEC on July 17, 2019 by the Company. Shares (1) Number Notes (2) Shares held by Public 18,905,687 Shares previously held by SPAC public shareholders, together with shares issued related to warrant exercises Founder Shares 4,115,000 Not subject to forfeiture; not in escrow Shares Underlying the Post-Merger Repay Units 29,505,623 Held by pre-Business Combination Repay equityholders PIPE Shares 13,500,000 Issued to PIPE investors in connection with the Business Combination Management Restricted Shares - Vested 1,135,291 Represents shares issued under the management incentive plan, which vested following achievement of performance-based criteria, net of shares surrendered for tax withholding in connection with vesting Sub-Total (as-converted basis) 67,161,601 Management Restricted Shares - Unvested 1,731,560 Represents unvested shares which are subject to time-based vesting Board of Director Grants 87,115 Time-based vesting of restricted stock units Total – Current Shares Outstanding (as-converted basis) 68,980,276 Shares Underlying Private Warrants 722,222 Callable for $0.01 per Warrant if closing price of Repay shares is greater than or equal to $18.00 for any 20 trading days during any 30 trading day period Number of underlying shares calculated based on treasury stock method, based on price of $18.00 Each Warrant is exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share) Shares Underlying Public Warrants 2,283,873 Callable for $0.01 per Warrant if closing price of Repay shares is greater than or equal to $18.00 for any 20 trading days during any 30 trading day period Number of underlying shares calculated based on treasury stock method, based on price of $18.00 Each Warrant is exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share) Total Fully Diluted Shares (as-converted basis) 71,986,371